UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2018

United Development Funding IV
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36472	26-2775282
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Suite 200, Grapevine, Texas 76051
(Address of principal executive offices)
(Zip Code)

(214) 370-8960
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 13, 2018, the United States District Court for the Northern District of Texas entered an order (the “Preliminary Approval Order”): (i) preliminarily approving a proposed settlement of the shareholder derivative action captioned Richard Evans, derivatively on behalf of United Development Funding IV v. Hollis M. Greenlaw, Philip K. Marshall, J. Heath Malone, Steven J. Finkle, John R. Ray, Todd Etter, UMTH General Services, L.P., UMTH Land Development, L.P., and United Development Funding IV (Case No. 3:16-cv-00635-M) in accordance with a Stipulation of Settlement dated as of December 21, 2017 (the “Stipulation”) and (ii) approving for publication the form and content of a Notice of Pendency and Proposed Settlement of Derivative Litigation and Hearing (the “Notice”). The proposed settlement is subject to final approval at a hearing which is currently scheduled to take place on April 16, 2018 at 9:00 a.m. before the Honorable Barbara M. G. Lynn in the United States District Court for the Northern District of Texas.

Pursuant to the Stipulation and the Preliminary Approval Order, the Stipulation and the Notice are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The Stipulation and Notice also are accessible via a link on the “Investors” page of the Trust’s website, www.udfonline.com. Other information contained in or accessible through the Trust’s website does not constitute part of, and is not incorporated into, this Current Report on Form 8-K.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this Form 8-K regarding (i) the proposed settlement and Stipulation, (ii) the impact of such settlement, including related activities, approvals and payments, and (iii) other statements that are not historical facts, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the proposed settlement not receiving the requisite final approval. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in the Trust’s periodic reports filed with the Securities and Exchange Commission. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, the Trust disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Stipulation of Settlement dated as of December 21, 2017

99.2	Stipulation and Notice of Pendency and Proposed Settlement of Derivative Litigation and Hearing

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding IV

Dated: January 19, 2018	By:	/s/ Hollis M. Greenlaw
Hollis M. Greenlaw
Chief Executive Officer